NON-NEGOTIABLE PROMISSORY NOTE


U.S. $6,500,000                                    Dated as of February 20, 1998


                  FOR VALUE RECEIVED, the undersigned, Birmingham Syn Fuel, L.L.C., an Oregon limited liability company ("Debtor"), promises to pay to the order of Alabama Synfuel #1 Ltd., a Delaware limited partnership ("Lender"), the principal amount of Six Million Five Hundred Thousand Dollars ($6,500,000), together with interest thereon at the Interest Rate (as hereinafter defined) (collectively, the "Obligation") from the date hereof until paid in full, all in accordance with the terms of this Note.

                  For purposes of this Note, capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Alabama Project Purchase Agreement dated as of March 20, 1997, by and among Debtor, Lender and Covol Technologies, Inc., as the same may be amended, supplemented or otherwise modified from time to time ("Purchase Agreement").

                  Debtor shall pay interest on the aggregate principal balance of this Note from the date hereof until the repayment in full thereof at twelve percent (12%) per annum ("Interest Rate"). Interest shall be calculated based on a 365-day year calculated for the actual number of days elapsed, and shall be compounded monthly. Interest on the aggregate principal balance of this Note shall be due and payable quarterly in arrears on each March 31, June 30, September 30 and December 31 until final payment; provided, however, that prior to the commencement of principal payments pursuant to the immediately succeeding sentence, the Debtor shall have no obligation to make interest payments on the aggregate principal balance of this Note; provided, further, that all interest payments on the aggregate principal balance of this Note that accrue prior to the commencement of principal payments pursuant to the immediately succeeding sentence shall be deemed principal and included in the calculation of the aggregate principal balance of this Note. The aggregate principal balance of this Note shall be repaid in equal consecutive quarterly installments of principal, commencing on and calculated as of, the first March 31, June 30, September 30 or December 31 after certification by the Lender to Debtor
(together with such other evidence as Debtor requests) to the effect that the Alabama Project has achieved a production level of * (*) tons per month of first-quality commercial coal extrusions or briquettes at an average cost of less than $* per ton, and has maintained that production/cost level for thirty
(30) consecutive days. Notwithstanding anything herein to the contrary, the obligation of Debtor to make payments of principal and interest with respect to this Note in any quarter shall be limited to an amount equal to the lesser of
(i) the net operating cash flow of the Debtor (which amount shall include the funding of replacement and operating reserves for the Alabama Project), or (ii)


         * This exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Comission.

the product of (A) $*, as adjusted pursuant to the immediately succeeding proviso, multiplied by (B) the MM Btu of the briquettes sold by the Debtor during the immediately preceding quarter; provided, however, that on each February 20, commencing on February 20, 1999, the amount set forth in clause (A) shall be adjusted by an amount equal to * (*) of the relative change between (y) the "inflation adjustment factor" (as set forth in Section 29(d)(2) of the Code) calculated for the immediately preceding year and (z) the "inflation adjustment factor" calculated for the penultimate year; provided, further, that the amount of all principal and interest due and payable but for the application of this sentence shall be included in the calculation of the aggregate principal balance of this Note; provided, further, that all accrued and unpaid Obligations outstanding under this Note shall be due and payable on February 20, 2003.

                  In addition to any rights of the Debtor under the Transaction Documents and applicable law, any amounts owing to Debtor from either the Lender or Covol under any of the Transaction Documents may be offset and applied toward the payment of the Obligations owing to the Lender, whether or not the Obligations, or any part thereof, shall be due and payable.

                  Subject to the immediately preceding paragraph, and upon thirty days written notice by Lender of (i) a failure by the Debtor to make payments required pursuant to the terms hereof, or (ii) an absolute and irrevocable abandonment of the Alabama Project, the Lender may declare this Note immediately due and payable without further presentment, demand, protest or notice of any kind, and thereafter interest shall continue to accrue at the Interest Rate.

                  In no contingency or event whatsoever shall the rate or amount of interest paid by the Debtor under this Note exceed the maximum amount permissible under the law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such court determines that Lender has received interest under this Note in excess of the maximum amount permitted by such law (i) Lender shall apply such excess to any unpaid principal owed by Debtor to Lender or, if the amount of such excess exceeds the unpaid balance of such principal, Lender shall promptly refund such excess interest to Debtor and (ii) the provisions of this Note shall be deemed amended to provide for such permissible rate. All sums paid, or agreed to be paid, by Debtor which are, or hereafter may be construed to be, compensation for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, spread and allocated throughout the full term of such indebtedness until the indebtedness is paid in full.

                  Both principal and interest are payable in United States Dollars in immediately available funds.

                  This Note is subject to voluntary prepayment in whole or in part at the election of the Debtor.


         * This exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Comission.

                  The payment of this Note is secured by a security interest in the Alabama Project, as more fully described in the Security Agreement, dated as of the date hereof, by and between Debtor and Lender, and a Collateral Assignment of Sublease, dated as of the date hereof, delivered by Debtor for the benefit of the Lender.

                  This Note is not assignable without the prior written consent of the Debtor, and Debtor shall be entitled to deal solely with the Lender with respect to the subject matter of this Note.

                  Debtor hereby waives presentment for payment, demand, notice of dishonor and protest of this Note and further agrees that this Note shall be deemed to have been made under and shall be governed by the laws of the State of Utah in all respects, including matters of construction, validity and performance, and that none of its terms or provisions may be waived, altered, modified or amended except as Lender may consent thereto in writing duly signed by Lender or its authorized agent. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.


                  This Note shall be binding upon and inure to the benefit of the Lender and its respective heirs, executors, administrators, personal representatives and permitted successors and assigns.

                  WAIVER OF JURY TRIAL: THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE OBLIGATIONS, THE TRANSACTION DOCUMENTS, THE DEBTOR-CREDITOR RELATIONSHIP OF DEBTOR AND LENDER OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

         IN WITNESS WHEREOF, Debtor has caused this Note to be executed as of the date and year first above written.

                           BIRMINGHAM SYN FUEL, L.L.C.


                                            By:  /s/ Reynold Roeder
                                               -----------------------
                                            Name: Reynold Roeder
                                            Title:   Vice President


         * This exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Comission.